                SWISHER INTERNATIONAL, INC. AND SURFACE DOCTOR
               PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                   (UNAUDITED) YEAR ENDED OCTOBER 31, 1995


                                                                                     Pro Forma
                                                                                    Adjustments
                                          Swisher                 Surface            Increase             Pro Forma
                                     International, Inc.          Doctor            (Decrease)            Combined
                                     -------------------       -------------      ---------------       -------------
Revenues

    Product Sales to Franchisees      $     2,359,461          $     507,739      $          -          $   2,867,200
    Service Fees                            1,382,852                    -                   -              1,382,852
    Royalties                               1,192,336                133,490                 -              1,325,826
    Marketing Fees                             45,864                    -                   -                 45,864
    Revenue from Company
        Owned Operations                    1,775,585                335,373                 -              2,110,958
Initial franchise sales                       934,118                920,603                 -              1,854,721
Other Income                                  272,318                 11,072                 -                283,390
                                      ---------------          -------------      ---------------       -------------

Total Revenues                              7,962,534              1,908,277                 -              9,870,811

Costs and Expenses

    Cost of Revenues                        4,054,660                645,093                 -              4,699,753
    Selling, General and
        Administrative                      3,124,145              1,034,864               19,574 (a)       4,178,583
    Interest Expense                          162,110                   -                    -                162,110
                                      ---------------          -------------      ---------------       -------------

Total Costs and Expenses                    7,340,915              1,679,957               19,574           9,040,446

Income Before Taxes                           621,619                228,320              (19,574)            830,365
                                      ---------------          -------------      ---------------       -------------

Income Tax Expense                            246,000                   -                  82,664 (a)         328,664
                                      ---------------          -------------      ---------------       -------------

Net Income                            $       375,619          $     228,320      $      (102,238)      $     501,701
                                      ===============          =============      ===============       =============

Net Income per Common Share           $          0.20                                                   $        0.24
                                      ===============                                                   =============
Weighted Average Number of
Common Shares and Common
Share Equivalents Outstanding               1,904,258                                     200,000 (b)       2,104,258
                                      ===============                             ===============       =============



  See notes to unaudited pro forma condensed combined financial statements.

                SWISHER INTERNATIONAL, INC. AND SURFACE DOCTOR
               PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                 (UNAUDITED) NINE MONTHS ENDED JULY 31, 1996


                                                                                     Pro Forma
                                                                                    Adjustments
                                          Swisher                 Surface            Increase             Pro Forma
                                     International, Inc.          Doctor            (Decrease)            Combined
                                     -------------------       -------------      ---------------       -------------
Revenues

    Product Sales to Franchisees      $     2,325,088          $     410,569      $          -          $   2,735,657
    Service Fees                            1,251,738                   -                    -              1,251,738
    Royalties                               1,169,552                115,950                 -              1,285,502
    Marketing Fees                             34,622                   -                    -                 34,622
    Revenue from Company
        Owned Operations                    1,882,225                219,498                 -              2,101,723
    Initial franchise sales                   382,781                396,493                 -                779,274
    Other income                              425,969                  7,325                 -                433,294
                                      ---------------          -------------      ---------------       -------------

Total Revenues                              7,471,975              1,149,835                 -              8,621,810

Costs and Expenses

    Cost of Revenues                        3,746,761                411,132                 -              4,157,893
    Selling, General and
    Administrative                          3,037,387                543,157               14,631 (a)       3,595,175
    Interest Expense                          184,806                   -                    -                184,806
                                      ---------------          -------------      ---------------       -------------

Total Costs and Expenses                    6,968,954                954,289               14,631           7,937,874

Income Before Income Taxes
    and Non-Recurring Items                   503,021                195,546              (14,631)            683,936
                                      ---------------          -------------      ---------------       -------------

Non-Recurring Item                             77,466                   -                    -                 77,466
                                      ---------------          -------------      ---------------       -------------

Income Tax Expense                            227,487                   -                  70,899 (a)         298,386
                                      ---------------          -------------      ---------------       -------------

Net Income                            $       353,000          $     195,546      $       (85,530)      $     463,016
                                      ===============          =============      ===============       =============

Net Income per Common Share           $          0.19                                                   $        0.23
                                      ===============                                                   =============
Weighted Average Number of
Common Shares and Common
Share Equivalents Outstanding               1,853,015                                     133,020 (b)       1,986,035
                                      ===============                             ===============       =============


  See notes to unaudited pro forma condensed combined financial statements.

                SWISHER INTERNATIONAL, INC. AND SURFACE DOCTOR
          NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENT



(a) The following proforma adjustments are incorporated in the pro forma condensed combined statements of income:


                                                    Year Ended     Nine Months
                                                    October 31,   Ended July 31,
                                                       1995            1996
                                                    -----------   --------------
1.       Increase in amortization expense
         resulting from goodwill.                   $   (17,241)    $  (12,931)

2.       Increase in amortization expense
         resulting from adjustment to
         carrying amount of trademarks.                  (2,333)        (1,700)


3.       Decrease in income tax expense
         associated with 1 and 2 above.                   7,751          5,734


4.       Increase in income tax expense resulting
         from the change of Surface Doctor from
         S-Corporation to C-Corporation status.         (90,415)       (76,633)

                                                    -----------     ----------
                                                    $  (102,238)    $  (85,530)
                                                    ===========     ==========


(b) Represents the issuance of 200,000 shares of Swisher International, Inc. stock in exchange for the assets of Surface Doctor.


(c) Operations of Surface Doctor for the period November 1, 1995, through December 31, 1995, are included in both the pro forma statements of income for the year ended December 31, 1995, and the nine months ended July 31, 1996. Revenues and net income for this period, derived from statements of income provided by Professional Carpet Systems, Inc., amounted to $305,312 and $73,543, respectively.




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